STI CLASSIC FUNDS

                                  RULE 18F-3

                             MULTIPLE CLASS PLAN

                             ADOPTED MAY 24, 1995
                             AMENDED MAY 14, 2002


                  STI Classic Funds (the "Trust"), a registered investment company that currently consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in the funds listed on Schedule A hereto (each a "Fund" and together the "Funds").


A.       Attributes of Share Classes

                  1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is approved by the Trust's Board of Trustees and as attached hereto as Exhibits.

                  2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's Prospectuses; (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any other service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.       Expense Allocations

                  With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; and
(ii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

                  Income and non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.       Amendment of Plan; Periodic Review

                  This Plan must be amended to properly describe (through additional exhibits hereto) each new class of shares upon its approval by the Board.

The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must approve any material amendment of the Plan as it relates to any class of any Fund covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A

                                STI CLASSIC FUNDS

                               TRUST CLASS SHARES
                               ------------------
                                  Balanced Fund
                              Capital Appreciation
                             Florida Tax-Exempt Bond
                             Georgia Tax-Exempt Bond
                                Growth and Income
                                   High Income
                           Information and Technology
                            International Equity Fund
                         International Equity Index Fund
                              Investment Grade Bond
                        Investment Grade Tax-Exempt Bond
                          Life Vision Aggressive Growth
                            Life Vision Conservative
                          Life Vision Growth and Income
                           Life Vision Moderate Growth
                    Limited-Term Federal Mortgage Securities
                             Maryland Municipal Bond
                                 Mid-Cap Equity
                              Mid Cap Value Equity
                           Prime Quality Money Market
                                 Short-Term Bond
                       Short-Term U.S. Treasury Securities
                             Small Cap Growth Stock
                             Small Cap Value Equity
                                Strategic Income
                             Tax-Exempt Money Market
                           Tax Sensitive Growth Stock
                           U.S. Government Securities
                     U.S. Government Securities Money Market
                           U.S. Treasury Money Market
                               Value Income Stock
                                     Vantage
                      Virginia Intermediate Municipal Bond
                             Virginia Municipal Bond
                         Virginia Tax-Free Money Market

                                FLEX CLASS SHARES
                                -----------------
                                  Balanced Fund
                              Capital Appreciation
                             Florida Tax-Exempt Bond
                             Georgia Tax-Exempt Bond
                                Growth and Income
                                   High Income
                           Information and Technology
                              International Equity
                           International Equity Index
                              Investment Grade Bond
                        Investment Grade Tax-Exempt Bond
                    Limited-Term Federal Mortgage Securities
                             Maryland Municipal Bond
                                 Mid-Cap Equity
                              Mid Cap Value Equity
                           Prime Quality Money Market
                                 Short-Term Bond
                       Short-Term U.S. Treasury Securities
                             Small Cap Growth Stock
                             Small Cap Value Equity
                                Strategic Income
                           Tax Sensitive Growth Stock
                           U.S. Government Securities
                               Value Income Stock
                                     Vantage
                             Virginia Municipal Bond

                                 INVESTOR SHARES
                                 ---------------
                                  Balanced Fund
                              Capital Appreciation
                             Florida Tax-Exempt Bond
                             Georgia Tax-Exempt Bond
                                Growth and Income
                              International Equity
                           International Equity Index
                              Investment Grade Bond
                        Investment Grade Tax-Exempt Bond
                    Limited-Term Federal Mortgage Securities
                                 Mid-Cap Equity
                           Prime Quality Money Market
                                 Short-Term Bond
                       Short-Term U.S. Treasury Securities
                             Small Cap Growth Stock
                             Tax-Exempt Money Market
                           U.S. Government Securities
                     U.S. Government Securities Money Market
                               Value Income Stock
                      Virginia Intermediate Municipal Bond
                         Virginia Tax-Free Money Market


                              INSTITUTIONAL SHARES
                              --------------------
                   Institutional Cash Management Money Market
                          Institutional Short-Term Bond
                      Institutional Super Short Income Plus
              Institutional U.S. Government Securities Money Market
        Institutional U.S. Government Securities Super Short Income Plus
               Institutional U.S. Treasury Securities Money Market

                             CORPORATE TRUST SHARES
                             ----------------------
                    Institutional U.S. Treasury Money Market

                                    EXHIBIT A

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                               TRUST CLASS SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
         Trust Class Shares of each of the Funds are not sold subject to a sales charge or to a Rule 12b-1 fee.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Trust Class Shares are offered only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc., for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian.

3.       EXCHANGE PRIVILEGES
         -------------------
         Trust Class Shares of each Fund may be exchanged for Trust Class Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectuses and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Each Trust Class shareholder will have one vote for each full Trust Class Share held and a fractional vote for each fractional Trust Class Share held. Trust Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Trust Class (such as a distribution plan or service agreement relating to Trust Class), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Trust Class Shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS
         -----------------
         Trust Class Shares do not have a conversion feature.

                                    EXHIBIT B

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                FLEX CLASS SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
                  Flex Class Shares of each of the Funds are sold subject to a contingent deferred sales charge. If you sell your shares within the first year after your purchase, you will pay a contingent deferred sales charge equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. Flex Class Shares of the Funds are also subject to a Rule 12b-1 fee under the Flex Class 12b-1 Plan and a shareholder servicing fee as described in the Funds' Prospectuses and Statement of Additional Information.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Flex Class Shares are offered to individual investors through brokerage accounts offered by SunTrust Banks, Inc. (SunTrust) or investment representatives of certain correspondent banks of SunTrust and other financial institutions that are authorized to place transactions in Fund shares for their customers.

3.       EXCHANGE PRIVILEGES
         -------------------
         Flex Class Shares of each Fund may be exchanged for Flex Class Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Each Flex Class shareholder will have one vote for each full Flex Class Share held and a fractional vote for each fractional Flex Class Share held. Flex Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Flex Class (such as a distribution plan or service agreement relating to Flex Class), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Flex Class Shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS
         -----------------
         Flex Class Shares do not have a conversion feature.

                                    EXHIBIT C

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              INVESTOR CLASS SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
         Investor Class Shares of each of the Funds (except the Money Market Funds) are sold subject to a front-end sales charge. Investor Class Shares sold without a front-end sales charge and redeemed within one year of purchase are subject to a deferred sales charge.

         Investor Class Shares of the Funds are also subject to a Rule 12b-1 fee under the Investor Class 12b-1 Plan and a shareholder servicing fee as described in the Funds' Prospectus and Statement of Additional Information.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Investor Class Shares are offered to individual investors through brokerage accounts offered by SunTrust Banks, Inc. (SunTrust) or investment representatives of certain correspondent banks of SunTrust and other financial institutions that are authorized to place transactions in Fund shares for their customers.

3.       EXCHANGE PRIVILEGES
         -------------------
         Investor Class Shares of each Fund may be exchanged for Investor Class Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class (such as a distribution plan or service agreement relating to Investor Class), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class Shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS
         -----------------
         Investor Class Shares do not have a conversion feature.

                                    EXHIBIT D

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                     BOND FUNDS - INSTITUTIONAL CLASS SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
         Institutional Class Shares of each of the Funds are not sold subject to a sales charge or to a Rule 12b-1 fee, but may be subject to a shareholder servicing fee as described in the Funds' Prospectuses and Statement of Additional Information.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Institutional Class Shares are offered primarily to institutional investors, including subsidiaries of SunTrust Banks, Inc., for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian.

3.       EXCHANGE PRIVILEGES
         -------------------
         Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Institutional shares will be held of record by (in the name of) the customer's institution. Depending upon the terms of the customer's account, however, the customer may have, or be given, the right to vote his or her Institutional Shares.

5.       CONVERSION RIGHTS
         -----------------
         Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT E

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                 MONEY MARKET FUNDS - INSTITUTIONAL CLASS SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
         Institutional Class Shares of each of the Funds are not sold subject to a sales charge or to a Rule 12b-1 fee, although institutions may charge their customers for services provided in connection with the purchase of shares.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Institutional Class Shares are offered primarily to institutional investors, including subsidiaries of SunTrust Banks, Inc., for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian.

3.       EXCHANGE PRIVILEGES
         -------------------
         Institutional Class Shares of each Fund may be exchanged for Institutional Class Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Institutional shares will be held of record by (in the name of) the customer's institution. Depending upon the terms of the customer's account, however, the customer may have, or be given, the right to vote his or her Institutional Shares.

5.       CONVERSION RIGHTS
         -----------------
         Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT F

                                STI CLASSIC FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                             CORPORATE TRUST SHARES

1.       CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES.
         --------------------------------------------------------
         Corporate Trust Shares are sold without a sales charge and are not subject to a Rule 12b-1 fee.

However, Corporate Trust Shares are subject to shareholder servicing fees as described in the Funds' Prospectuses and Statement of Additional Information.

2.       ELIGIBILITY OF PURCHASERS
         -------------------------
         Corporate Trust Shares are offered only to accounts administered by the corporate trust divisions of subsidiaries of SunTrust Banks, Inc. and its affiliates.

3.       EXCHANGE PRIVILEGES
         -------------------
         Corporate Trust Shares of each Fund may be exchanged for Corporate Trust Shares of each other Fund of the Trust in accordance with the procedures disclosed in the Fund's Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.       VOTING RIGHTS
         -------------
         Each Corporate Trust Share shareholder will have one vote for each full Corporate Trust Share held and a fractional vote for each fractional Corporate Trust Share held. Corporate Trust shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Corporate Trust Shares (such as a distribution plan or service agreement relating to Corporate Trust Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Corporate Trust Shares Shareholders differ from the interests of holders of any other class.

5.       CONVERSION RIGHTS
         -----------------
         Corporate Trust Shares do not have a conversion feature.